SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2001




                         GENERAC PORTABLE PRODUCTS, INC.
                         GENERAC PORTABLE PRODUCTS, LLC
                                  GPPW, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                   33-73247                  13-4006887
         Delaware                                             39-1932782
         Wisconsin                                            13-4012695
         ---------                   -------                  ----------
(State or other Jurisdiction   (Commission File Number)     (I.R.S. Employer
  of Incorporation or                                      Identification no.)
      Organization)


                                  1 Generac Way
                            Jefferson, Wisconsin 53549
                       (Address of principal executive offices)
                                  (920) 674-3750
                (Registrants' telephone number, including area code)

Item 5.  Other Events

On March 27, 2001, Generac Portable Products, LLC and GPPW, Inc. announced by press release that they are commencing a cash tender offer and consent solicitation for their 11-1/4% Senior Subordinated Notes due 2006. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     (99) Press release dated March 27, 2001




































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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                GENERAC PORTABLE PRODUCTS, INC.

                                By:    /s/ Gary J. Lato
                                       ___________________________________
                                       Gary J. Lato
                                       Vice President


                                GENERAC PORTABLE PRODUCTS, LLC

                                By:    /s/ Gary J. Lato
                                       ___________________________________
                                       Gary J. Lato
                                       Chief Financial Officer




                                GPPW, INC.

                                By:    /s/ Faith Rosenfeld
                                       ___________________________________
                                       Faith Rosenfeld
                                       President



Dated: March 27, 2001














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